Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income Taxes

Note 16 - Income Taxes

A.	The Company has received final tax assessments for income tax until 2018.

B.	There was no provision for current income taxes for both of the years ended December 31, 2024 and 2023. The Company incurred a taxable loss in 2023 and used in net operating loss carryforward to reduce its taxable income to $0 in 2024.

C.	The provision/benefit for income taxes for the year ended December 31, 2024 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to changes in the valuation allowance to fully reserve net deferred tax assets.

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income.

	December 31,
	2024	2023
	NIS	NIS
Deferred tax assets:
Net operating loss carryforward	(3,726,768)	(2,993,551)
Israeli statutory tax rate	23%	23%
Expected tax benefit	857,157	688,517
Total deferred tax assets	857,157	688,517
Less: Valuation allowance	(857,157)	(688,517)
Net deferred tax assets	-	-

The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. As of December 31, 2024, the Company had NIS 3,726,768 in tax loss carry forwards that can be utilized in future periods to reduce taxable income. The carryforward loss does not expire.